CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 amendment number 1 of our report dated December 8, 2000, which appears on page F-2 of the Form 10-KSB of Volu-Sol, Inc.



                                                              TANNER + CO.




Salt Lake City, Utah
August 10, 2001